SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 25, 2000


                             MOTO GUZZI CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   000-22813                 13-3853272
(State or other jurisdiction of     (Commission file          (I.R.S. employer
 incorporation or organization)         number)              identification no.)


           350 Park Avenue                                         10022
            New York, NY
 (Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:  (212) 644-4441


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Item 5.  Other Events.

         Moto Guzzi Corporation (the "Company") issued a press release on February 29, 2000 which is attached hereto as Exhibit 99.1 and by this reference incorporated herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         Exhibit No.            Description
         -----------            -----------

           99.1                 Press release issued by the Company dated
                                February 29, 2000.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MOTO GUZZI CORPORATION


                                            By: /s/ Mark Hauser
                                            -------------------
                                            Name:  Mark Hauser
                                            Title: Chairman


Date:  February 29, 2000


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

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1               Press release issued by the Company dated February 29, 2000.


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